SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.   20549


                                          FORM 8-K/A

        The original 8-K has been amended by this 8-K/A to file an Amendment to the Pooling and Servicing Agreement.

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2001


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., (as depositor under a Pooling and Servicing Agreement dated as of May 1, 2001 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-42510              41-1955181
----------------------              ---------              ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                      55437
----------------------                      -------
(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     1. Amendment No. 1, dated June 29, 2001 to the Pooling and Servicing Agreement, dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee.

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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:   /s/  Julie Steinhagen
                                               ----------------------------
                                            Name:   Julie Steinhagen
                                            Title:  Vice President


Dated: July 11, 2001


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                                    EXHIBITS

                              AMENDMENT NUMBER ONE
                                     to the
                         POOLING AND SERVICING AGREEMENT
                                Dated May 1, 2001
                                      among
           RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the Depositor

               RESIDENTIAL FUNDING CORPORATION, as Master Servicer
                                       and
                      THE CHASE MANHATTAN BANK, as Trustee


        This AMENDMENT NUMBER ONE is made and entered into this 29th day of June, 2001, by and among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE CHASE MANHATTAN BANK, as trustee (together with its permitted successors and assigns, the "Trustee"), in connection with the Pooling and Servicing Agreement dated May 1, 2001 among the above mentioned parties (the "Agreement") relating to the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2. This amendment is made pursuant to Section 11.01(a) of the Agreement.

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

     2. The sixth line of Section 4.07 of the Agreement is hereby amended by adding the following phrase after "Calendar Quarter":

     ; and provided further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.



                                     -1-

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        IN WITNESS WHEREOF, the Depositor,  the Master Servicer and the Trustee,
have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor


                                    By:
                                       ----------------------------------------
                                    Title:


                                    RESIDENTIAL FUNDING CORPORATION,
                                     as Master Servicer


                                    By:
                                       ----------------------------------------
                                    Title:


                                    THE CHASE MANHATTAN BANK,
                                    as Trustee


                                    By:  /s/ Mark McDermott
                                       ----------------------------------------
                                    Title:  Assistant Vice President


                                       -2-

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